UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      February 2, 2006 (February 2, 2006)

                           THE TOWN AND COUNTRY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                    001-12056               52-6613091
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 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


               300 East Lombard Street
                    Baltimore, MD                                21202
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       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (410) 539-7600
                                                   -----------------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

         On February 2, 2006, The Town and Country Trust (the "Trust") issued a press release acknowledging receipt on February 2, 2006 of a definitive offer from Oriole Partnership to acquire TCT for $36.00 per share or limited partnership interest of the Trust's operating partnership, plus a pro-rata payment in respect of TCT dividends as contemplated by the existing agreement and plan of merger, dated December 19, 2005, among TCT, The TC Operating Limited Partnership, Magazine Acquisition GP LLC, Magazine Acquisition LP and Magazine Acquisition LLC.

         The press release also announced that the Trust's Board of Trustees will evaluate all aspects of the offer from Oriole Partnership, with the assistance of its investment bankers, Lazard Freres & Co. LLC together with its outside counsel, Skadden, Arps, Slate, Meagher & Flom LLP, Venable LLP and Squire, Sanders & Dempsey LLP.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

          99.1           Press Release, dated February 2, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE TOWN AND COUNTRY TRUST


                                                 By:  /s/ Alan W. Lasker
                                                      --------------------------
                                                 Name:  Alan W. Lasker
                                                 Title: Chief Financial Officer

Date:  February 2, 2006

                                  EXHIBIT INDEX

Exhibit No.                Document
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       99.1                Press Release, dated February 2, 2006